Carillon Eagle Growth & Income Fund
Summary Prospectus | 3.1.2020
Class A HRCVX	Class C HIGCX	Class I HIGJX	Class Y HIGYX	Class R-3 HIGRX	Class R-5 HIGSX	Class R-6 HIGUX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated March 1, 2020, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from a Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your ﬁnancial intermediary electronically by going to carillontower.com/eDelivery.
You may elect to receive all future reports in paper free of charge. You can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing a Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper from a Fund will apply to all Funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.
Investment objective | The Carillon Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 86 of the fund’s Prospectus and on page 46 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.27%	0.27%	0.25%	0.40%(b)	0.35%	0.27%	0.18%
Total Annual Fund Operating Expenses	0.97%	1.72%	0.70%	1.10%	1.30%	0.72%	0.63%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) “Other Expenses” includes amounts paid to Carillon Tower Advisers, Inc. (“Carillon”) by the fund during the fiscal year ended October 31, 2019 that were previously waived and/or reimbursed by Carillon under a contractual fee waiver/expense reimbursement agreement for the fund’s Class Y shares.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$569	$769	$986	$1,608
Class C	$275	$542	$933	$2,030
Class I	$72	$224	$390	$871
Class Y	$112	$350	$606	$1,340
Class R-3	$132	$412	$713	$1,568
Class R-5	$74	$230	$401	$894
Class R-6	$64	$202	$351	$786

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.
The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include equity securities of companies economically tied to countries outside of the U.S.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks, which are described in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears:
• Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates;
REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
Dividend-Paying Stocks.  Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
•Focused holdings risk is the risk of a fund holding a core portfolio of securities of fewer companies than other diversified funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;
•Foreign security risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;
•Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund's ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and,
•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.   Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	11.64%	December 31, 2011
Worst Quarter	(11.82)%	September 30, 2011

Average annual total returns
(for the periods ended December 31, 2019):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	3/18/09	22.54%	9.64%	11.47%
After Taxes on Distributions		21.07%	8.19%	10.32%
After Taxes on Distributions and Sale of Fund Shares		14.33%	7.40%	9.32%
Class A – Before Taxes	12/15/86	16.37%	8.28%	10.60%
Class C – Before Taxes	4/3/95	21.25%	8.51%	10.32%
Class Y – Before Taxes	11/20/17	22.00%			11.49%

Class R-3 – Before Taxes	9/30/09	21.75%	8.98%	10.79%
Class R-5 – Before Taxes	12/28/09	22.45%	9.50%	11.40%
Class R-6 – Before Taxes	8/15/11	22.20%	9.60%		12.69%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class Y Shares)	Lifetime (From Inception Date of Class R-6 Shares)
S&P 500® Index	31.49%	11.70%	13.56%	13.41%	14.88%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Sub-adviser | Eagle Asset Management, Inc. serves as the sub-adviser to the fund.
Portfolio Managers | David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Blount has served as the fund’s Portfolio Manager since 2011. Mr. Hvideberg has served as the fund’s Portfolio Manager since 2014. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.